UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4551

Smith Barney Equity Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: January 31,

Date of reporting period: July 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi–Annual Report to Stockholders is filed herewith.

EXPERIENCE

Smith Barney
Social Awareness Fund

Classic Series

S E M I - A N N U A L
R E P O R T

JULY 31, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Smith Barney Social Awareness Fund

CLASSIC SERIES

What’s Inside
	Letter from the Chairman	1
	Fund at a Glance	5
	Fund Expenses	6
	Schedule of Investments	8
	Statement of Assets and Liabilities	17
	Statement of Operations	18
	Statements of Changes in Net Assets	19
	Financial Highlights	20
	Notes to Financial Statements	23
Fund Objective The fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. The fund also normally invests between 15% and 35% of its assets in fixed-income securities.	Board Approval of Management Agreement	32

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy continued to expand during the six-month reporting period. Rising interest rates, record high oil prices and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8% and the preliminary estimate for second quarter GDP growth was 3.4%, another solid advance. This marked nine consecutive quarters when GDP grew 3.0% or more.

With the economy growing at a brisk pace, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following five rate hikes from June 2004 through January 2005, the Fed again increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. All told, the Fed’s nine rate hikes brought the target for the federal funds rate from 1.00% to 3.25%. After the Fund’s reporting period had ended, at its August meeting, the Fed again raised the federal funds rate by 0.25%, bringing it to 3.50%.

During the six months covered by this report, the U.S. stock market generated positive returns, with the S&P 500 Indexiv returning 5.45%. Stocks were weak early in the reporting period, as the issues discussed above caused investors to remain on the sidelines. Equities then rallied in the second quarter of 2005, as the economy appeared to be on solid footing and inflation was largely under control. Looking at the reporting period as a whole, mid-cap stocks generated superior returns, with the Russell Midcap,[v] Russell 1000,vi and Russell 2000vii Indexes returning 12.17%, 6.69%, and 9.58%, respectively. From a market style perspective, value-oriented stocks slightly outperformed their growth counterparts as the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returned 6.98% and 6.76%, respectively.

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	1

During most of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 2.25% and the yield on the 10-year Treasury was 4.24%. When the reporting period ended, the federal funds rate rose to 3.25%. Over much of the six-month period, 10-year Treasuries declined. However, they rose sharply in July 2005 and ended the period yielding 4.28%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,[x] returned 0.95%.

Performance Review

For the six months ended July 31, 2005, Class A shares of the Smith Barney Social Awareness Fund, excluding sales charges, returned 1.87%. These shares underperformed the Lipper Flexible Portfolio Funds Category Average,[1] which increased 4.63% over the period. The Fund’s unmanaged benchmarks, the Lehman Brothers Government/Credit Bond Indexxi and the S&P 500 Index, returned 0.89% and 5.45%, respectively, over the same time frame.

Performance Snapshot as of July 31, 2005 (excluding sales charges) (unaudited)
6 Months
Social Awareness Fund – Class A Shares	1.87%
Lehman Brothers Government/Credit Bond Index	0.89%
S&P 500 Index	5.45%
Lipper Flexible Portfolio Funds Category Average	4.63%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 1.40% and Class C shares returned 1.50% over the six months ended July 31, 2005.

1

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended July 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 455 funds in the Fund’s Lipper category, and excluding sales charges.

2	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Adviser”), currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore the Trust’s Board of Trustees has approved a new investment advisory contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to Financial Statements included in this report.

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	3

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 25, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
[x]

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xi	The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher.)

4	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Common Stock

Corporate Bonds & Notes

U.S. Government & Agency Obligations

Mortgage-Backed Securities

Collateralized Mortgage Obligation

Asset-Backed Security

Repurchase Agreement

78.8%

10.5%

3.6%

0.5%

0.3%

0.4%

5.9%

0.0%

10.0%

30.0%

40.0%

60.0%

50.0%

20.0%

70.0%

80.0%

July 31, 2005

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested distributions, including returns of capital, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2005 and held for the six months ended July 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	1.87%	$1,000.00	$1,018.70	1.14%	$5.71
Class B	1.40	1,000.00	1,014.00	1.96	9.79
Class C	1.50	1,000.00	1,015.00	1.87	9.34
(1)	For the six months ended July 31, 2005.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.15	1.14%	$5.71
Class B	5.00	1,000.00	1,015.08	1.96	9.79
Class C	5.00	1,000.00	1,015.53	1.87	9.35
(1)	For the six months ended July 31, 2005.
(2)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	7

Schedule of Investments (unaudited) July 31, 2005
Shares	Security	Value
COMMON STOCK – 78.5% CONSUMER DISCRETIONARY – 11.2% Internet & Catalog Retail – 1.0%
133,000	IAC/InterActiveCorp *	$3,551,100
Media – 4.9%
46,800	McGraw-Hill Cos. Inc.	2,153,268
403,400	News Corp., Class A Shares	6,607,692
319,900	Time Warner Inc.	5,444,698
59,600	Tribune Co.	2,175,400
38,800	Viacom Inc., Class B Shares	1,299,412
		17,680,470
Multiline Retail – 2.0%
96,700	Family Dollar Stores Inc.	2,494,860
82,700	Target Corp.	4,858,625
		7,353,485
Specialty Retail – 3.3%
35,300	Bed Bath & Beyond Inc. *	1,620,270
74,600	CarMax Inc. *	2,179,812
102,800	Home Depot Inc.	4,472,828
51,600	Lowe’s Cos. Inc.	3,416,952
		11,689,862
	TOTAL CONSUMER DISCRETIONARY	40,274,917
CONSUMER STAPLES – 9.6% Beverages – 1.2%
75,800	PepsiCo Inc.	4,133,374
Food & Staples Retailing – 3.5%
59,100	Costco Wholesale Corp.	2,716,827
113,400	CVS Corp.	3,518,802
179,800	Sysco Corp.	6,483,588
		12,719,217
Food Products – 1.0%
150,000	ConAgra Foods Inc.	3,406,500
Household Products – 2.9%
79,400	Colgate-Palmolive Co.	4,203,436
99,400	Kimberly-Clark Corp.	6,337,744
		10,541,180

See Notes to Financial Statements.

8	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued) July 31, 2005
Shares	Security	Value
Personal Products – 1.0%
70,000	Gillette Co.	$3,756,900
	TOTAL CONSUMER STAPLES	34,557,171
ENERGY – 3.4% Energy Equipment & Services – 0.7%
31,700	GlobalSantaFe Corp.	1,426,183
15,500	Noble Corp.	1,041,290
		2,467,473
Oil, Gas & Consumable Fuels – 2.7%
147,972	BP PLC, Sponsored ADR	9,748,395
	TOTAL ENERGY	12,215,868
FINANCIALS – 13.9% Capital Markets – 2.4%
30,400	Lehman Brothers Holdings Inc.	3,195,952
44,000	Merrill Lynch & Co. Inc.	2,586,320
54,300	Morgan Stanley	2,880,615
		8,662,887
Commercial Banks – 4.8%
83,600	Comerica Inc.	5,107,960
105,700	Wells Fargo & Co.	6,483,638
80,600	Zions Bancorporation	5,761,288
		17,352,886
Consumer Finance – 1.5%
101,700	American Express Co.	5,593,500
Diversified Financial Services – 1.4%
139,132	JPMorgan Chase & Co.	4,889,098
Insurance – 3.0%
89,225	American International Group Inc.	5,371,345
20	Berkshire Hathaway Inc., Class A Shares *	1,670,000
23,100	Hartford Financial Services Group Inc.	1,861,167
43,800	Nationwide Financial Services Inc., Class A Shares	1,733,604
		10,636,116
Thrifts & Mortgages – 0.8%
43,100	Freddie Mac	2,727,368
	TOTAL FINANCIALS	49,861,855

See Notes to Financial Statements.

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	9

Schedule of Investments (unaudited) (continued) July 31, 2005
Shares	Security	Value
HEALTH CARE – 12.5% Biotechnology – 2.6%
111,700	Amgen Inc. *	$8,908,075
13,300	Biogen Idec Inc. *	522,557
		9,430,632
Health Care Equipment & Supplies – 1.8%
80,500	Baxter International Inc.	3,161,235
115,100	Boston Scientific Corp. *	3,332,145
		6,493,380
Health Care Providers & Services – 0.7%
35,400	WellPoint Inc. *	2,504,196
Pharmaceuticals – 7.4%
102,500	Eli Lilly & Co.	5,772,800
91,600	Johnson & Johnson	5,858,736
58,200	Merck & Co. Inc.	1,807,692
147,600	Pfizer Inc.	3,911,400
150,800	Schering-Plough Corp.	3,139,656
154,600	Teva Pharmaceutical Industries Ltd., Sponsored ADR	4,854,440
34,500	Watson Pharmaceuticals Inc. *	1,152,300
		26,497,024
	TOTAL HEALTH CARE	44,925,232
INDUSTRIALS – 8.5% Air Freight & Logistics – 1.2%
58,400	United Parcel Service Inc., Class B Shares	4,261,448
Airlines – 1.0%
250,962	Southwest Airlines Co.	3,561,151
Commercial Services & Supplies – 1.0%
64,500	Avery Dennison Corp.	3,655,215
Industrial Conglomerates – 2.4%
34,400	3M Co.	2,580,000
198,700	Tyco International Ltd.	6,054,389
		8,634,389
Machinery – 2.9%
126,000	Danaher Corp.	6,986,700
40,700	Illinois Tool Works Inc.	3,485,955
		10,472,655
	TOTAL INDUSTRIALS	30,584,858

See Notes to Financial Statements.

10	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued) July 31, 2005
Shares	Security	Value
INFORMATION TECHNOLOGY – 11.7% Communications Equipment – 2.9%
353,000	Cisco Systems Inc. *	$6,759,950
75,800	Motorola Inc.	1,605,444
128,400	Nokia Oyj, Sponsored ADR	2,047,980
		10,413,374
Computers & Peripherals – 4.4%
163,800	Dell Inc. *	6,628,986
218,700	EMC Corp. *	2,994,003
46,000	International Business Machines Corp.	3,839,160
94,800	Network Appliance Inc. *	2,418,348
		15,880,497
IT Services – 1.7%
61,600	Accenture Ltd., Class A Shares *	1,542,464
98,200	Automatic Data Processing Inc.	4,361,062
		5,903,526
Semiconductors & Semiconductor Equipment – 1.6%
140,100	Intel Corp.	3,802,314
61,800	Texas Instruments Inc.	1,962,768
		5,765,082
Software – 1.1%
299,800	Oracle Corp. *	4,071,284
	TOTAL INFORMATION TECHNOLOGY	42,033,763
MATERIALS – 3.6%
Chemicals – 2.2%
43,500	Air Products & Chemicals Inc.	2,599,560
95,800	Huntsman Corp. *	2,231,182
57,800	Praxair Inc.	2,854,742
		7,685,484
Metals & Mining – 1.4%
182,400	Alcoa Inc.	5,116,320
	TOTAL MATERIALS	12,801,804
TELECOMMUNICATION SERVICES – 2.6% Diversified Telecommunication Services – 2.6%
116,900	BellSouth Corp.	3,226,440
92,600	SBC Communications Inc.	2,264,070
114,700	Verizon Communications Inc.	3,926,181
	TOTAL TELECOMMUNICATION SERVICES	9,416,691

See Notes to Financial Statements.

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	11

Schedule of Investments (unaudited) (continued) July 31, 2005
Shares		Security	Value
UTILITIES – 1.5% Electric Utilities – 0.9%
39,800		FPL Group Inc.	$1,716,176
44,100		Southern Co.	1,543,059
			3,259,235
Multi–Utilities – 0.6%
57,600		PG&E Corp.	2,167,488
		TOTAL UTILITIES	5,426,723
		TOTAL COMMON STOCK (Cost – $200,937,310)	282,098,882
Face Amount	Rating‡
CORPORATE BONDS & NOTES – 10.4% Airlines – 0.1%
$217,903	A+	Southwest Airlines Co., Pass-Through Certificates, Series A3, 8.700% due 7/1/11	237,888
Computers – 0.6%
2,000,000	A+	International Business Machines Corp., Medium-Term Notes, 4.375% due 6/1/09	1,993,776
Diversified Financial Services – 2.2%
2,000,000	A	Countrywide Home Loans Inc., Medium-Term Notes, Series J, 5.500% due 8/1/06	2,023,182
2,000,000	A	HSBC Finance Corp., Notes, 4.125% due 12/15/08	1,967,898
2,000,000	A+	JPMorgan Chase & Co., Senior Notes, 5.250% due 5/30/07	2,031,300
2,000,000	A+	Merrill Lynch & Co. Inc., Medium-Term Notes, Series C, 5.000% due 1/15/15	2,005,976
			8,028,356
Finance – 1.6%
2,000,000	A+	American Express Credit Corp., Notes, 3.000% due 5/16/08	1,926,136
2,000,000	AAA	Berkshire Hathaway Financial Corp., 4.850% due 1/15/15	1,985,154
2,000,000	A	Lehman Brothers Holdings Inc., Medium-Term Notes, Series H, 4.500% due 7/26/10	1,980,362
			5,891,652
Food – 0.6%
2,000,000	A+	Unilever Capital Corp., 7.125% due 11/1/10	2,223,020

See Notes to Financial Statements.

12	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued) July 31, 2005
Face Amount	Rating‡	Security	Value
Media – 1.5%
$1,000,000	BBB+	Comcast Corp., Bonds, Class A, 5.650% due 6/15/35	$978,887
2,000,000	BBB+	Historic TW Inc., Senior Notes, 6.875% due 6/15/18	2,269,102
2,000,000	A-	Walt Disney Co., Senior Notes, Series B, 6.750% due 3/30/06	2,033,588
			5,281,577
Retail – 1.4%
3,000,000	AA	Home Depot Inc., Senior Notes, 3.750% due 9/15/09	2,921,136
2,000,000	A+	Target Corp., Notes, 5.875% due 3/1/12	2,134,264
			5,055,400
Telecommunications – 1.7%
2,000,000	BBB-	Sprint Capital Corp., 6.125% due 11/15/08	2,082,460
2,000,000	BBB+	Telecom Italia Capital SA, 5.250% due 11/15/13	2,014,660
2,000,000	A+	Verizon New England Inc., Senior Notes, 6.500% due 9/15/11	2,147,684
			6,244,804
Transportation – 0.7%
2,000,000	BBB+	Norfolk Southern Corp., Senior Notes, 7.250% due 2/15/31	2,496,204
		TOTAL CORPORATE BONDS & NOTES (Cost – $37,499,093)	37,452,677
ASSET-BACKED SECURITY – 0.3% Automobiles – 0.3%
1,025,000	AAA	Harley-Davidson Motorcycle Trust, Series 2003-4, Class A2, 2.690% due 4/15/11 (Cost – $1,011,242)	1,006,504
COLLATERALIZED MORTGAGE OBLIGATION – 0.6%
2,000,000	AAA	Federal National Mortgage Association (FNMA), Series 2003-67, Class GN, PAC, 3.500% due 1/25/25 (Cost – $1,971,593)	1,965,538
MORTGAGE-BACKED SECURITIES – 3.6% FHLMC – 1.4%
		Federal Home Loan Mortgage Corp. (FHLMC):
2,712,457		4.458% due 12/1/34 (a)	2,693,215
2,471,367		Gold, 5.000% due 3/1/19	2,479,997
		TOTAL FHLMC	5,173,212

See Notes to Financial Statements.

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	13

Schedule of Investments (unaudited) (continued) July 31, 2005
Face Amount	Security	Value
FNMA – 2.2%
	Federal National Mortgage Association (FNMA):
$4,014,437	5.500% due 9/1/18-1/1/33	$4,056,552
420	6.500% due 3/1/29	436
1,830,018	5.000% due 10/1/34	1,804,527
1,929,228	4.108% due 2/1/35 (a)	1,909,201
	TOTAL FNMA	7,770,716
	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost – $13,054,069)	12,943,928
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 5.9%
U.S. Government Agencies – 1.8%
3,000,000	Federal Home Loan Mortgage Corp. (FHLMC),
	3.500% due 9/15/07	2,962,434
	Federal National Mortgage Association (FNMA):
1,500,000	4.375% due 9/15/12	1,497,089
2,000,000	4.625% due 10/15/14	2,011,164
	Total U.S. Government Agencies	6,470,687
U.S. Government Obligations – 4.1%
	U.S. Treasury Bonds:	2,550,704
2,000,000	7.500% due 11/15/16	1,963,770
1,500,000	7.125% due 2/15/23	2,382,188
2,000,000	6.000% due 2/15/26
	U.S. Treasury Notes:
2,000,000	3.625% due 4/30/07	1,987,658
2,000,000	6.500% due 2/15/10	2,192,892
1,500,000	5.000% due 8/15/11	1,567,501
1,000,000	4.250% due 11/15/14	997,305
1,031,350	Inflation Indexed, 2.000% due 7/15/14	1,042,792
	Total U.S. Government Obligations	14,684,810
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost – $20,762,617)	21,155,497
	TOTAL INVESTMENTS BEFORE SHORT-TERM
	INVESTMENT (Cost – $275,235,924)	356,623,026

See Notes to Financial Statements.

14	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued) July 31, 2005
Face Amount	Security	Value
SHORT-TERM INVESTMENT – 0.4%
Repurchase Agreement – 0.4%
$1,509,000	Interest in $775,979,000 joint tri-party repurchase agreement dated 7/29/05 with Bank of America Corp., 3.290% due 8/1/05, Proceeds at maturity – $1,509,414; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 5.250% due 8/10/05 to 11/5/12; Market value – $1,539,182) (Cost – $1,509,000)	$1,509,000
	TOTAL INVESTMENTS – 99.7% (Cost – $276,744,924#)	358,132,026
	Other Assets in Excess of Liabilities – 0.3%	1,132,687
	TOTAL NET ASSETS – 100.0%	$359,264,713
*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Variable rate security. Coupon rate disclosed is that which is in effect at July 31, 2005.
#	Aggregate cost for federal income tax purposes is substantially the same.

See page 16 for definitions of ratings.

Abbreviations used in this schedule:

ADR – American Depositary Receipt

PAC – Planned Amortization Cost

See Notes to Financial Statements.

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	15

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB and B	—

Bonds rated “BB” and “B” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s.

16	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Statement of Assets and Liabilities (unaudited) July 31, 2005
ASSETS:
Investments, at value (Cost $276,744,924)	$358,132,026
Cash	135
Receivable for securities sold	2,956,260
Dividends and interest receivable	1,273,645
Receivable for Fund shares sold	165,876
Prepaid expenses	29,708
Total Assets	362,557,650
LIABILITIES:
Payable for securities purchased	1,949,962
Payable for Fund shares repurchased	766,019
Transfer agent fees payable	174,480
Investment advisory fee payable	135,418
Administration fee payable	62,362
Distribution fees payable	47,247
Trustees’ fees payable	46,554
Accrued expenses	110,895
Total Liabilities	3,292,937
Total Net Assets	$359,264,713
NET ASSETS:
Par value (Note 6)	$16,537
Paid-in capital in excess of par value	268,888,760
Overdistributed net investment income	(17,873)
Accumulated net realized gain on investments and futures contracts	8,990,187
Net unrealized appreciation on investments and futures contracts	81,387,102
Total Net Assets	$359,264,713
Shares Outstanding:
Class A	11,532,720
Class B	4,082,989
Class C	921,400
Net Asset Value:
Class A (and redemption price)	$21.70
Class B *	$21.77
Class C *	$21.84
Maximum Public Offering Price Per Share: Class A (based on maximum sales charge of 5.00%)	$22.84
*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	17

Statement of Operations (unaudited) For the six months ended July 31, 2005
INVESTMENT INCOME:
Dividends	$2,207,367
Interest	1,679,704
Less: Foreign taxes withheld	(12,217)
Total Investment Income	3,874,854
EXPENSES:
Investment advisory fee (Note 2)	997,543
Distribution fees (Notes 2 and 4)	871,953
Transfer agent fees (Notes 2 and 4)	290,462
Administration fee (Note 2)	181,371
Shareholder reports (Note 4)	38,929
Legal fees	24,617
Trustees’ fees	24,474
Registration fees	21,161
Custody	16,723
Audit and tax	16,478
Miscellaneous expenses	31,576
Total Expenses	2,515,287
Net Investment Income	1,359,567
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	5,651,207
Futures contracts	(758,380)
Net Realized Gain	4,892,827
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(585,825)
Futures contracts	313,365
Change in Net Unrealized Appreciation/Depreciation	(272,460)
Net Gain on Investments and Futures Contracts	4,620,367
Increase in Net Assets From Operations	$5,979,934

See Notes to Financial Statements.

18	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended July 31, 2005 (unaudited)

and the year ended January 31, 2005

	July 31	January 31
OPERATIONS:
Net investment income	$1,359,567	$3,443,768
Net realized gain	4,892,827	10,489,393
Change in net unrealized appreciation/depreciation	(272,460)	153,396
Increase in Net Assets From Operations	5,979,934	14,086,557
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,715,869)	(3,448,928)
Net realized gains	–	(13,700,141)
Decrease in Net Assets From Distributions to Shareholders	(1,715,869)	(17,149,069)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	14,781,501	30,814,479
Reinvestment of distributions	1,603,038	16,180,348
Cost of shares repurchased	(44,499,708)	(79,269,760)
Decrease in Net Assets From Fund Share Transactions	(28,115,169)	(32,274,933)
Decrease in Net Assets	(23,851,104)	(35,337,445)
NET ASSETS:
Beginning of period	383,115,817	418,453,262
End of period*	$359,264,713	$383,115,817
*Includes undistributed (overdistributed) net investment income of:	$ (17,873)	$338,429

See Notes to Financial Statements.

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	19

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class A Shares(1)	2005(2)		2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$21.43		$21.59	$17.26	$20.77	$25.50		$25.79
Income (Loss) From Operations:
Net investment income	0.11		0.24	0.18	0.25	0.29	(3)	0.39
Net realized and unrealized gain (loss)	0.29		0.61	4.43	(3.50)	(4.07	)(3)	1.76
Total Income (Loss) From Operations	0.40		0.85	4.61	(3.25)	(3.78)		2.15
Less Distributions From:
Net investment income	(0.13)		(0.25)	(0.24)	(0.26)	(0.31)		(0.43)
Net realized gains	–		(0.76)	(0.04)	–	(0.64)		(2.01)
Total Distributions	(0.13)		(1.01)	(0.28)	(0.26)	(0.95)		(2.44)
Net Asset Value, End of Period	$21.70		$21.43	$21.59	$17.26	$20.77		$25.50
Total Return(4)	1.87%		4.05%	26.92%	(15.76)%	(14.99)%		8.78%
Net Assets, End of Period (000s)	$250,237		$263,581	$286,640	$237,680	$308,856		$360,550
Ratios to Average Net Assets:
Gross expenses	1.14	%(5)	1.18%	1.20%	1.25%	1.23%		1.15%
Net expenses	1.14	(5)	1.15 (6)	1.20	1.25	1.23		1.15
Net investment income	1.00	(5)	1.12	0.96	1.32	1.30	(3)	1.52
Portfolio Turnover Rate	15%		42%	45%	56%	43%		36%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2005 (unaudited).
(3)

Effective February 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended January 31, 2002, those amounts would have been $0.30, $(4.08) and 1.34% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

20	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class B Shares(1)	2005(2)		2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$21.51		$21.65	$17.31	$20.81	$25.51		$25.81
Income (Loss) From Operations:
Net investment income	0.02		0.07	0.03	0.10	0.11	(3)	0.19
Net realized and unrealized gain (loss)	0.28		0.61	4.43	(3.52)	(4.05	)(3)	1.75
Total Income (Loss) From Operations	0.30		0.68	4.46	(3.42)	(3.94)		1.94
Less Distributions From:
Net investment income	(0.04)		(0.06)	(0.08)	(0.08)	(0.12)		(0.23)
Net realized gains	–		(0.76)	(0.04)	–	(0.64)		(2.01)
Total Distributions	(0.04)		(0.82)	(0.12)	(0.08)	(0.76)		(2.24)
Net Asset Value, End of Period	$21.77		$21.51	$21.65	$17.31	$20.81		$25.51
Total Return(4)	1.40%		3.25%	25.87%	(16.45)%	(15.63)%		7.91%
Net Assets, End of Period (000s)	$88,904		$98,552	$110,204	$97,729	$138,313		$191,725
Ratios to Average Net Assets:
Gross expenses	1.96	%(5)	1.99%	2.00%	2.06%	2.00%		1.94%
Net expenses	1.96	(5)	1.96 (6)	2.00	2.06	2.00		1.94
Net investment income	0.17	(5)	0.31	0.16	0.51	0.50	(3)	0.73
Portfolio Turnover Rate	15%		42%	45%	56%	43%		36%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2005 (unaudited).
(3)

Effective February 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended January 31, 2002, those amounts would have been $0.12, $(4.06) and 0.54% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class C Shares(1)(2)	2005(3)		2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$21.57		$21.72	$17.37	$20.89	$25.59		$25.88
Income (Loss) From Operations:
Net investment income	0.03		0.08	0.05	0.11	0.13	(4)	0.19
Net realized and unrealized gain (loss)	0.29		0.61	4.45	(3.53)	(4.07	)(4)	1.77
Total Income (Loss) From Operations	0.32		0.69	4.50	(3.42)	(3.94)		1.96
Less Distributions From:
Net investment income	(0.05)		(0.08)	(0.11)	(0.10)	(0.12)		(0.24)
Net realized gains	–		(0.76)	(0.04)	–	(0.64)		(2.01)
Total Distributions	(0.05)		(0.84)	(0.15)	(0.10)	(0.76)		(2.25)
Net Asset Value, End of Period	$21.84		$21.57	$21.72	$17.37	$20.89		$25.59
Total Return(5)	1.50%		3.28%	25.99%	(16.40)%	(15.57)%		7.94%
Net Assets, End of Period (000s)	$20,124		$20,983	$21,609	$19,778	$27,282		$31,651
Ratios to Average Net Assets:
Gross expenses	1.87	%(6)	1.92%	1.93%	2.00%	1.94%		1.93%
Net expenses	1.87	(6)	1.88 (7)	1.93	2.00	1.94		1.93
Net investment income	0.26	(6)	0.39	0.24	0.57	0.59	(4)	0.74
Portfolio Turnover Rate	15%		42%	45%	56%	43%		36%
(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the six months ended July 31, 2005 (unaudited).
(4)

Effective February 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended January 31, 2002, those amounts would have been $0.14, $(4.08) and 0.63% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(5)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(6)	Annualized.
(7)	The investment adviser has voluntarily waived a portion of its fees

See Notes to Financial Statements.

22	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

The Smith Barney Social Awareness Fund (the “Fund”), a separate diversified investment fund of Smith Barney Equity Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller, defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	23

Notes to Financial Statements (unaudited) (continued)

of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

24	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at the annual rate of 0.55% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder record-keeping and financial processing for all shareholder accounts and is paid by CTB. During the six months ended July 31, 2005, the Fund paid transfer agent fees of $240,097 to CTB. In addition, for the six months ended July 31, 2005, the Fund also paid $3,963 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	25

Notes to Financial Statements (unaudited) (continued)

For the six months ended July 31, 2005, CGM and its affiliates received sales charges of approximately $194,000 on sales of the Fund’s Class A shares. In addition, for the six months ended July 31, 2005, CDSCs paid to CGM and its affiliates were approximately $19,000 and $1,000 for the Fund’s Class B and C shares, respectively.

During the six months ended July 31, 2005, CGM and its affiliates did not receive any brokerage commissions.

Certain officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3.  Investments

During the six months ended July 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government and Agency Obligations
Purchases	$35,401,099	$17,719,546
Sales	43,750,704	13,652,081

At July 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$86,542,426
Gross unrealized depreciation	(5,155,324)
Net unrealized appreciation	$81,387,102

4.  Class Specific Expenses

Pursuant to a Distribution Plan (the “Plan”), the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended July 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$313,921	$457,465	$100,567

26	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

For the six months ended July 31, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C
Transfer Agent Fees	$182,699	$94,587	$13,176

For the six months ended July 31, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C
Shareholder Reports Expenses	$22,145	$14,951	$1,833

5.  Distributions to Shareholders by Class

	Six Months Ended July 31, 2005	Year Ended January 31, 2005
Class A
Net Investment Income	$1,496,492	$3,084,701
Net realized gains	–	9,391,243
Total	$1,496,492	$12,475,944
Class B
Net investment income	$171,116	$285,735
Net realized gains	–	3,573,971
Total	$171,116	$3,859,706
Class C*
Net Investment Income	$48,261	$78,492
Net realized gains	–	734,927
Total	$48,261	$813,419

*  On April 29, 2004, Class L shares were renamed as Class C shares.

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	27

Notes to Financial Statements (unaudited) (continued)

6.  Shares of Beneficial Interest

At July 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended July 31, 2005		Year Ended January 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	504,576	$10,724,002	982,511	$21,028,910
Shares issued on reinvestment	66,316	1,394,470	554,657	11,716,948
Shares repurchased	(1,336,227)	(28,475,283)	(2,517,581)	(53,626,310)
Net Decrease	(765,335)	$(16,356,811)	(980,413)	$(20,880,452)
Class B
Shares sold	153,200	$3,266,277	329,921	$7,077,989
Shares issued on reinvestment	7,750	163,636	175,024	3,700,107
Shares repurchased	(660,153)	(14,085,305)	(1,013,311)	(21,676,063)
Net Decrease	(499,203)	$(10,655,392)	(508,366)	$(10,897,967)
Class C*
Shares sold	37,014	$791,222	125,989	$2,707,580
Shares issued on reinvestment	2,122	44,932	35,960	763,293
Shares repurchased	(90,314)	(1,939,120)	(184,419)	(3,967,387)
Net Decrease	(51,178)	$(1,102,966)	(22,470)	$(496,514)

*  On April 29, 2004, Class L shares were renamed as Class C shares.

7. Distributions Subsequent to July 31, 2005

The Fund made a distribution of the following amounts:

	Class A	Class B	Class C
Record date:	8/19/05	8/19/05	8/19/05
Ex-date:	8/18/05	8/18/05	8/18/05
Payable date:	8/19/05	8/19/05	8/19/05
Amount per share: Short Term Capital Gains	$0.1079	$0.1079	$0.1079
Amount per share: Long Term Capital Gains	$0.1857	$0.1857	$0.1857

28	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

8. Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other is representations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things,

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	29

Notes to Financial Statements (unaudited) (continued)

requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

30	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

10. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment advisory contract with the Adviser. Therefore, the Trust’s Board of Trustees has approved a new investment advisory contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to the shareholders of the Fund for their approval.

11. Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	31

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Equity Funds - Smith Barney Social Awareness Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor(s), as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

32	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “flexible portfolio funds” by Lipper, showed that, although the Fund’s performance for each of the 1- and 3-year periods was below the median, the Fund’s performance for the 5- and 10-year periods was within the median range. Management noted that the Fund’s equity portfolio exhibited a growth bias and believes the peer group has a core or value tilt bias and that this had contributed to the Fund’s below median performance for the 1- and 3-year periods. Based on their review, the Board continues to retain confidence in the Manager to seek to achieve the Fund’s investment objective and carry out its investment strategies.

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	33

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 11 retail front-end load funds (including the Fund) classified as “flexible portfolio funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were well within the range of management fees paid by the other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Contractual Management Fee of the Fund was reduced commencing July 1, 2004, and the full benefit of this reduction was therefore not reflected in the Lipper report. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that it was acceptable.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

34	Smith Barney Social Awareness Fund 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Smith Barney Social Awareness Fund 2005 Semi-Annual Report	35

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

Smith Barney Social Awareness Fund

TRUSTEES	OFFICERS (continued)
Lee Abraham	Andrew Beagley
Jane F. Dasher	Chief Anti-Money Laundering
R. Jay Gerken, CFA	Compliance Officer and Chief
Chairman	Compliance Officer
Richard E. Hanson, Jr.
Paul Hardin	Robert I. Frenkel
Roderick C. Rasmussen	Secretary and Chief Legal Officer
John P. Toolan
INVESTMENT ADVISER
AND ADMINISTRATOR
Smith Barney Fund
OFFICERS	Management LLC
R. Jay Gerken, CFA
President and	DISTRIBUTORS
Chief Executive Officer	Citigroup Global Markets Inc.
PFS Distributors, Inc.
Andrew B. Shoup
Senior Vice President and	CUSTODIAN
Chief Administrative Officer	State Street Bank and
Trust Company
Robert J. Brault
Chief Financial Officer	TRANSFER AGENT
and Treasurer	Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
Ellen S. Cammer	New York, New York 10004
Vice President and
Investment Officer	SUB-TRANSFER AGENTS
PFPC Inc.
Charles P. Graves III, CFA	P.O. Box 9699
Vice President and	Providence, Rhode Island
Investment Officer	02940-9699

Eugene J. Kirkwood	Primerica Shareholder Services
Vice President and	P.O. Box 9662
Investment Officer	Providence, Rhode Island
02940-9662

Because we care about the environment, this annual report has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

This report is submitted for the
general information of the share-
holders of Smith Barney Equity
Funds – Smith Barney Social
Awareness Fund. It is not for
distribution to prospective
investors unless accompanied
by a current Prospectus.

Smith Barney Social Awareness Fund

The Fund is a separate investment fund of the Smith Barney Equity
Funds, a Massachusetts business trust.

SMITH BARNEY SOCIAL AWARENESS FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This report must be preceded or
accompanied by a free prospectus.
Investors should consider the
Fund’s investment objectives,
risks, charges and expenses
carefully before investing. The
prospectus contains this and
other important information
about the Fund. Please read the
prospectus carefully before
investing.

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the
Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in
Washington, D.C., and information on the operation of the Public Reference
Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a
description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010,
(2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.
Member NASD, SIPC

FD0423 9/05                      05-9103

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Equity Funds

By:	/s/ R. Jay Gerken

(R. Jay Gerken)

Chief Executive Officer of

Smith Barney Equity Funds

Date:	October 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)

Chief Executive Officer of

Smith Barney Equity Funds

Date:	October 11, 2005

By:	/s/ Robert J. Brault

(Robert J. Brault)

Chief Financial Officer of

Smith Barney Equity Funds

Date:	October 11, 2005